UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 27, 2016 (May 27, 2016)

SOUTHWEST IOWA RENEWABLE ENERGY, LLC
(Exact Name of Registrant as Specified in Its Charter)

IOWA	000-53041	20-2735046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10868 189th Street, Council Bluffs, Iowa	51503
(Address of Principal Executive Offices)	(Zip Code)

(712) 366-0392
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On May 27, 2016, Southwest Iowa Renewable Energy, LLC (the “Company”) distributed and posted to its website (www.sireethanol.com)  a newsletter to its members providing an update on developments related to the Company.  A copy of the newsletter is attached hereto at Exhibit 99.1 and is incorporated herein by reference into this Item 7.01.

The foregoing information (including the exhibits hereto) is being furnished under “Item 7.01- Regulation FD Disclosure.” Such information (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The filing of this report and the furnishing of this information pursuant to Item 7.01 does not mean that such information is material or that disclosure of such information is required.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	Newsletter from Southwest Iowa Renewable Energy, LLC distributed on May 27, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST IOWA RENEWABLE ENERGY, LLC

Date: May 27, 2016
	By:	/s/ Brian T. Cahill
Brian T. Cahill
General Manager, President, and CEO

Exhibit Index

Exhibit Number	Description
99.1	Newsletter from Southwest Iowa Renewable Energy, LLC, as released on May 27, 2016